SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K/A No. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (Date of earliest event reported): September 14, 1999



                            RESEARCH ENGINEERS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                 0-28560                22-2356861
    (State or Other      (Commission File Number)      (IRS Employer
    Jurisdiction of                                 Identification No.)
     Incorporation)



                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                   (Address of Principal Executive Offices)


                                (714) 974-2500
             (Registrant's telephone number, including area code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired

            It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The registrant shall file the required financial statements under cover of Form 8-K/A on or before November 28, 1999.

      (b)   Pro forma financial information.

            To be provided on or before November 28, 1999.

      (c)   Exhibits

            4.1 Certificate of Designation of Series B 5% Convertible Preferred Stock of Research Engineers, Inc. dated September 14, 1999.*


* This exhibit replaces the Certificate of Designation filed as Exhibit 4.1 to the Form 8-K filed with the Commission on September 28, 1999. The previously filed exhibit was a prior version of the document filed in error.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 13, 1999

                                          RESEARCH ENGINEERS, INC.


                                          By: /S/ WAYNE BLAIR
                                             ------------------------
                                             Wayne Blair
                                             Chief Financial Officer, Secretary
                                             and Treasurer

                                  Exhibit Index

Exhibit 4.1    Certificate of Designation of Series B 5% Convertible Preferred
               Stock of Research Engineers, Inc. dated September 14, 1999.*

* This exhibit replaces the Certificate of Designation filed as Exhibit 4.1 to the Form 8-K filed with the Commission on September 28, 1999. The previously filed exhibit was a prior version of the document filed in error.
